SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                    ----------------------------------------

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                13-4994650
(State of incorporation                                       (I.R.S. employer
if not a national bank)                                      identification No.)

1111 Polaris Parkway
Columbus, Ohio                                                    43271
(Address of principal executive offices)                       (Zip Code)

                               Pauline E. Higgins
                  Vice President and Assistant General Counsel
                    JPMorgan Chase Bank, National Association
                       707 Travis Street, 4th Floor North
                              Houston, Texas 77002
                               Tel: (713) 216-1436
            (Name, address and telephone number of agent for service)
                  --------------------------------------------

                                  AMERADA HESS

Delaware                                                        13-4921002
 (State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification No.)


1185 Avenue of the Americas
New York, New York                                                 10036
(Address of principal executive offices)                        (Zip Code)

                         ------------------------------
                             Senior Debt Securities
                         ------------------------------

-------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                    ----------------------------------------

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                 13-4994650
(State of incorporation                                       (I.R.S. employer
if not a national bank)                                      identification No.)

1111 Polaris Parkway
Columbus, Ohio                                                      43271
(Address of principal executive offices)                         (Zip Code)

                               Pauline E. Higgins
                  Vice President and Assistant General Counsel
                    JPMorgan Chase Bank, National Association
                       707 Travis Street, 4th Floor North
                              Houston, Texas 77002
                               Tel: (713) 216-1436
            (Name, address and telephone number of agent for service)
                  --------------------------------------------

                                  AMERADA HESS

Delaware                                                        13-4921002
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification No.)


1185 Avenue of the Americas
New York, New York                                                  10036
(Address of principal executive offices)                         (Zip Code)


                         ------------------------------
                          Subordinated Debt Securities
                         ------------------------------

                                                      GENERAL

Item 1.   General Information.

          Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D.C.

          Board of Governors of the Federal Reserve System, Washington, D.C., 20551

          Federal Deposit Insurance Corporation, Washington, D.C., 20429.


          (b) Whether it is authorized to exercise corporate trust powers.

              Yes.


Item 2.   Affiliations with the Obligor and Guarantors.

          If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.  List of Exhibits

          List below all exhibits filed as a part of this Statement of Eligibility.

          1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

          2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

          3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

          4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

          5. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Act. (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

          8. Not applicable.

          9. Not applicable.

                                    SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 24th day of February, 2006.

                                                    JPMORGAN CHASE BANK, N.A.

                                                    By   /s/ Francine Springer
                                                      --------------------------
                                                         /S/ Francine Springer
                                                             Vice President

Item 16.  List of Exhibits

          List below all exhibits filed as a part of this Statement of Eligibility.

          1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

          2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

          3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

          4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

          5. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Act. (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

          8. Not applicable.

          9. Not applicable.

                                    SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 24th day of February, 2006.

                                                    JPMORGAN CHASE BANK, N.A.

                                                    By /s/ Francine Springer
                                                      --------------------------
                                                       /S/    Francine Springer
                                                              Vice President

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            JPMorgan Chase Bank, N.A.
                  of 1111 Polaris Parkway, Columbus, Ohio 43240
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                     at the close of business September 30,
               2005, in accordance with a call made by the Federal
                  Reserve Bank of this District pursuant to the
                     provisions of the Federal Reserve Act.

                                                                        Dollar Amounts
                     ASSETS                                              in Millions

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin .........................................          $  28,433
     Interest-bearing balances .................................             17,638
Securities:
Held to maturity securities.....................................                 84
Available for sale securities...................................             55,133
Federal funds sold and securities purchased under
     agreements to resell ......................................
     Federal funds sold in domestic offices                                  24,468
     Securities purchased under agreements to resell                        167,210
Loans and lease financing receivables:
     Loans and leases held for sale.............................             30,960
     Loans and leases, net of unearned income     $360,848
     Less: Allowance for loan and lease losses       4,895
     Loans and leases, net of unearned income and
     allowance .................................................            355,953
Trading Assets .................................................            229,642
Premises and fixed assets (including capitalized leases)........              8,279
Other real estate owned ........................................                141
Investments in unconsolidated subsidiaries and
     associated companies.......................................                794
Customers' liability to this bank on acceptances
     outstanding ...............................................                738
Intangible assets
        Goodwill................................................             23,365
        Other Intangible assets.................................             10,275
Other assets ...................................................             55,313
TOTAL ASSETS ................................................................          $1,008,426
                                                                                       ==========


                                                       LIABILITIES
Deposits
     In domestic offices .......................................           $389,235
     Noninterest-bearing..................................$138,883
     Interest-bearing .................................... 250,352
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's.....................................            140,161
        Noninterest-bearing..............................$   6,800
     Interest-bearing....................................  133,361

Federal funds purchased and securities sold under agree-
ments to repurchase:
     Federal funds purchased in domestic offices                              8,435
     Securities sold under agreements to repurchase                         109,608
Trading liabilities ............................................            131,588
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases)..................             82,712
Bank's liability on acceptances executed and outstanding........                738
Subordinated notes and debentures ..............................             17,662
Other liabilities ..............................................             40,948
TOTAL LIABILITIES ..............................................            921,087
Minority Interest in consolidated subsidiaries .................              2,249

                                                     EQUITY CAPITAL

Perpetual preferred stock and related surplus...................                  0
Common stock ...................................................              1,785
Surplus  (exclude all surplus related to preferred stock).......             59,467
Retained earnings...............................................             24,523
Accumulated other comprehensive income..........................               (685)
Other equity capital components.................................                  0
TOTAL EQUITY CAPITAL ...........................................             85,090
                                                                              ------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL                 $1,008,426
                                                                         ==========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.



                                    WILLIAM B. HARRISON, JR. )
                                    JAMES DIMON                 ) DIRECTORS
                                    MICHAEL J. CAVANAGH      )